Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of February, 2023.

ASSF IV AIV B Holdings III, L.P.

By:	ASSF Operating Manager IV, L.P., its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASSF IV AIV B, L.P.

By:	ASSF Operating Manager IV, L.P., its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASSF Operating Manager IV, L.P.

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASOF Holdings I, L.P.

By:	ASOF Investment Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ASOF Investment Management LLC

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Corporate Opportunities Fund V, L.P.

By:	ACOF Investment Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ACOF Investment Management LLC

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Management LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management Holdings L.P.

By:	Ares Holdco LLC, its general partner,

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Holdco LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management Corporation

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Voting LLC

By:	Ares Partners Holdco LLC, its sole member

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management GP LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Partners Holdco LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory